UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008 (February 25, 2008)

GREIF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On February 27, 2008, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its first quarter ended January 31, 2008. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”): (i) net income before restructuring charges and timberland disposals, net; (ii) diluted earnings per Class A share and per Class B share before restructuring charges and timberland disposals, net; and (iii) operating profit before restructuring charges and timberland disposals, net. Net income before restructuring charges and timberland disposals, net is equal to GAAP net income plus restructuring charges less timberland disposals, all net of taxes. Diluted earnings per Class A share and per Class B share before restructuring charges and timberland disposals, net is equal to GAAP diluted earnings per Class A share and per Class B share plus restructuring charges less timberland disposals, all net of taxes. Operating profit before restructuring charges and timberland disposals, net is equal to GAAP operating profit plus restructuring charges less timberland disposals, net.

The Company discloses the non-GAAP Measures described in Items (i) through (iii), above, because management believes that these non-GAAP Measures are a better indication of the Company’s operational performance than GAAP net income, diluted earnings per Class A share and per Class B share and operating profit because they exclude restructuring charges, which are not representative of ongoing operations and timberland disposals, net, which are volatile from period to period. These non-GAAP Measures provide a more stable platform on which to compare the historical performance of the Company.

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	On February 25, 2008, the Company’s Board of Directors adopted an amendment to the Company’s bylaws to decrease the number of directors of the Company from ten to nine. The full text of the amendment to the Company’s bylaws is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on February 27, 2008, announcing the financial results for its first quarter ended January 31, 2008.

99.2	Amendment to the bylaws of Greif, Inc. adopted by the Board of Directors on February 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: February 29, 2008	By	/s/ Donald S. Huml
Donald S. Huml,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on February 27, 2008, announcing the financial results for its first quarter ended January 31, 2008.

99.2	Amendment to the bylaws of Greif, Inc. adopted by the Board of Directors on February 25, 2008.